UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00032

American Funds Fundamental Investors
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Fundamental InvestorsSM

[photo of machine gears]
Special feature

Ideas at work in your portfolio

„ See page 6

Annual report for the year ended December 31, 2010

Fundamental Investors seeks long-term growth of capital and income.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 34.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2011, calculated in accordance with the Securities and Exchange Commission formula, was 1.32%. The fund’s distribution rate for Class A shares as of that date was 1.43%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Investing outside the United States may be subject to risks such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

Despite a challenging global economic environment and a year filled with considerable market volatility, Fundamental Investors posted a solid increase for fiscal 2010. For the 12 months ended December 31, 2010, the fund gained 14.0% for shareholders who invested quarterly dividends totaling 57 cents a share.

During the same time period, the unmanaged Standard & Poor’s 500 Composite Index — a broad measure of the U.S. stock market and the fund’s primary benchmark — climbed 15.1%. The Lipper Growth and Income Funds Index, a gauge of Fundamental Investors’ growth-and-income peers, rose 14.2%.

The fund is able to invest up to 35% of assets in companies domiciled outside the United States. Consequently, it’s useful to look at its results against the backdrop of global equity markets as measured by the MSCI World Index, a proxy for stocks in more than 20 developed countries, which was up 12.3%.

Extending the time period beyond 12 months, Fundamental Investors continues to maintain a meaningful advantage over these benchmarks for all of the longer time periods shown in the table below.

[Begin Sidebar]
Results at a glance
For periods ended December 31, 2010, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime1
Fundamental Investors
(Class A shares)	14.0%	4.4%	4.5%	12.5%

Standard & Poor’s
500 Composite Index2	15.1	2.3	1.4	11.3

Lipper Growth and
Income Funds Index3	14.2	2.1	2.5	10.7

MSCI World Index2	12.3	3.0	2.8	10.4

1 Since Capital Research and Management Company began managing the fund on August 1, 1978.
2 The indexes are unmanaged, and their results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
3 The Lipper index does not reflect the effect of sales charges, account fees or taxes.
[End Sidebar]

[photo of machine gears]

[Begin Sidebar]
In this report

Special feature

6	Ideas at work in your portfolio

A look at some key investment themes currently contributing to Fundamental Investors’
growth-and-income objectives.

Contents

1	Letter to shareholders

4	Results of a $10,000 investment in Fundamental Investors

12	Summary investment portfolio

16	Financial statements

35	Board of trustees and
other officers
[End Sidebar]

The end of fiscal 2010 brings to a close a tumultuous investing decade. Notable for its two significant market downturns, this 10-year stretch is considered by some a “lost decade” as the S&P 500 posted a cumulative total return of only 15.1% for the entire period. The Lipper Growth and Income and MSCI World indexes fared better, gaining 28.2% and 32.0%, respectively, over that time frame. However, thanks to its research-driven, company-by-company approach to investing, Fundamental Investors significantly outpaced them all, logging a 55.9% cumulative increase for the decade.

Up, then down, then steadily up

The first quarter of the fund’s fiscal year found markets moving upward. Strong corporate results for U.S. companies belied continuing weakness in the economy and helped stocks move higher. Unfortunately the spring saw sovereign debt crises in a number of European nations trigger considerable volatility within global equity markets.

The European Union implemented measures to shore up troubled countries, but worries persisted well into the summer.

Yet as economies continued to stabilize and fears of a double-dip recession grew less pronounced, markets rose steadily into the fall and through the end of the period.

Economic sensitivity is a key

For the economy and the fund, the improving environment helped fuel an upturn in stocks of economically sensitive companies, which typically fare well during periods of strengthening. Conversely, relative weakness existed among less economically sensitive sectors that typically turn in more pedestrian results as conditions improve.

Many energy, materials, capital goods, technology and consumer discretionary holdings posted strong returns, while those in the less cyclical health care and consumer staples areas didn’t fare as well.

Interestingly, however, results for the fund’s largest investments held for the full period didn’t necessarily reflect these trends. For example, while tech stalwart Apple (53.0%) rose strongly, Microsoft (–8.4%) and Google (–4.2%) both fell. And though energy and materials firms generally surged, Canadian oil sands producer Suncor (8.3%) and seed and crop chemicals manufacturer Syngenta (4.5%) registered fairly modest gains.

The fund’s solid results despite relatively low returns for some larger holdings underscores the value of the fund’s diversified, broad-based portfolio. Because Fundamental Investors is invested in over 200 companies, success doesn’t depend on the results of a handful of holdings.

Elsewhere among top holdings, McDonald’s (22.9%) and Home Depot (21.2%) notched excellent returns, Verizon Communications (8.0%) and JPMorgan Chase (1.8%) finished in positive territory, and Merck (–1.4%) lost value.

Europe’s difficulties proved a drag on results. As a group, returns for companies domiciled outside the United States lagged their U.S. counterparts. In addition, currency translation cut into returns for many European and British companies as the U.S. dollar strengthened against the euro and pound sterling. However, not all currencies weakened relative to the greenback; the Japanese yen, Swiss franc, and Canadian and Australian dollars all appreciated.

Currently, 19.2% of the fund’s portfolio is invested in companies headquartered abroad, down from 23.0% at this time last year.

Better news for dividends

The challenging conditions of the past few years led many companies — particularly within the financials sector — to reduce or eliminate dividends. Yet in spite of this difficult income climate, the fund never cut its quarterly payout. Currently we find ourselves in an improving dividend environment. In recent months, corporate profit growth and increasing economic stability have enabled companies from a range of sectors, including industrials, technology and energy, to reinstate or step up their dividends.

The fund’s special dividend of nine cents per share, paid in December 2010, is testament to the broadly improving environment. Yet the biggest contributor to this special dividend was a single company, Weyerhaeuser, which in September made a payment to shareholders of more than $26 per share in connection with its conversion to a real estate investment trust (REIT).

Positioning for the future

During the 12 months, we added to our holdings within the financials sector. Ongoing economic improvement will depend on continued strengthening within this area, and we believe these investments represent appealing long-term opportunities.

[Begin Sidebar]
Fundamental Investors’ total return year by year (ending December 31)
	Capital return	Income return	Total return

2001	–10.9%	1.3%	–9.6%
2002	–19.1	1.8	–17.3
2003	30.2	1.8	32.0
2004	11.9	2.0	13.9
2005	9.9	1.8	11.7
2006	17.6	1.6	19.2
2007	11.2	2.4	13.6
2008	–41.1	1.4	–39.7
2009	31.5	1.9	33.4
2010	12.2	1.8	14.0

10-year average annual total return			4.5%
10-year cumulative total return			55.9
Lifetime cumulative total return (since 8/1/78)			4,487.5

Total return measures both capital results (changes in net asset value) and income return (from dividends).

All returns assume reinvestment of all dividends and capital gain distributions.
[End Sidebar]

We likewise made select investments in a number of pharmaceutical companies with attractive valuations and dividend yields. We believe that a number of these firms are making strides in some key drug therapies.

Among the positions we selectively trimmed were certain energy, materials and technology companies that had fared well in the recent run-up.

The outlook

Looking ahead, we are fairly optimistic about economic prospects in the United States, though we don’t necessarily foresee a continuation of the dramatic earnings increases that have been reported in recent quarters. The view beyond our shores is mixed. Europe continues to be an area of concern, and we are attentive to the impact that inflationary pressures in China and other developing countries could have on the global economy.

To learn more about how we seek to balance our awareness of global trends with our dedication to a company-by-company investment approach, please turn to the feature article on page 6.

We thank you for your commitment to long-term investing.

Sincerely,

/s/ James F. Rothenberg

James F. Rothenberg
Vice Chairman

/s/ Dina N. Perry

Dina N. Perry
President

February 8, 2011

For current information about the fund, visit americanfunds.com.

Results of a $10,000 investment in Fundamental Investors

How a $10,000 investment has grown

The chart and the table below it illustrate how a $10,000 investment in the fund grew between August 1, 1978 — when Capital Research and Management Company became Fundamental Investors’ investment adviser — and December 31, 2010. The chart also shows how Standard & Poor’s 500 Composite Index and the Lipper Growth and Income Funds Index fared over this same period, and what happened to inflation (as measured by the Consumer Price Index).

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2010)*

	1 year	5 years	10 years

Class A shares	7.49%	3.20%	3.92%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 0.64% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[begin mountain chart]
			Fundamental Investors with dividends reinvested1,3	Fundamental Investors not including dividends1,6			S&P 500 with dividends reinvested4			Lipper Growth and Income Funds Index with dividends reinvested5			Consumer Price Index (inflation)7
	Initial Investment	7/31/1978	$9,425	$9,425			$10,000			$10,000			$10,000
19784	High	11-Sep-78	10,000	9,919	High	12-Sep-78	10,670	High	31-Aug-78	10,369	High	29-Dec-78	10,304
	Low	14-Nov-78	8,667	8,596	Low	14-Nov-78	9,306	Low	31-Oct-78	9,237	Low	31-Jul-78	10,000
	Close	29-Dec-78	9,155	8,947	Close	29-Dec-78	9,762	Close	29-Dec-78	9,684	Close	29-Dec-78	10,304
1979	High	5-Oct-79	10,823	10,310	High	5-Oct-79	11,769	High	31-Dec-79	11,995	High	31-Dec-79	11,674
	Low	27-Feb-79	9,086	8,880	Low	27-Feb-79	9,807	Low	28-Feb-79	9,822	Low	31-Jan-79	10,396
	Close	31-Dec-79	10,556	9,892	Close	31-Dec-79	11,579	Close	31-Dec-79	11,995	Close	31-Dec-79	11,674
1980	High	20-Nov-80	13,131	11,876	High	28-Nov-80	15,813	High	30-Nov-80	15,695	High	31-Dec-80	13,135
	Low	21-Apr-80	9,625	8,907	Low	27-Mar-80	10,627	Low	31-Mar-80	11,317	Low	31-Jan-80	11,842
	Close	31-Dec-80	12,807	11,390	Close	31-Dec-80	15,336	Close	31-Dec-80	15,386	Close	31-Dec-80	13,135
1981	High	27-Apr-81	13,986	12,308	High	6-Jan-81	15,603	High	31-May-81	15,965	High	31-Dec-81	14,307
	Low	25-Sep-81	11,906	10,243	Low	25-Sep-81	13,172	Low	30-Sep-81	14,172	Low	31-Jan-81	13,242
	Close	31-Dec-81	12,654	10,688	Close	31-Dec-81	14,581	Close	31-Dec-81	15,172	Close	31-Dec-81	14,307
1982	High	7-Dec-82	17,346	13,833	High	9-Nov-82	17,877	High	31-Dec-82	18,839	High	31-Oct-82	14,947
	Low	22-Jan-82	10,593	8,947	Low	12-Aug-82	12,625	Low	31-Jul-82	14,274	Low	31-Jan-82	14,353
	Close	31-Dec-82	16,957	13,522	Close	31-Dec-82	17,723	Close	31-Dec-82	18,839	Close	31-Dec-82	14,855
1983	High	10-Oct-83	21,599	16,721	High	10-Oct-83	22,491	High	30-Nov-83	23,277	High	30-Dec-83	15,419
	Low	3-Jan-83	16,636	13,266	Low	3-Jan-83	17,433	Low	31-Jan-83	19,378	Low	31-Jan-83	14,886
	Close	30-Dec-83	21,389	16,424	Close	30-Dec-83	21,721	Close	30-Dec-83	23,127	Close	30-Dec-83	15,419
1984	High	9-Jan-84	22,004	16,896	High	6-Nov-84	23,337	High	31-Dec-84	24,119	High	31-Oct-84	16,027
	Low	24-Jul-84	18,549	13,980	Low	24-Jul-84	19,933	Low	31-May-84	21,038	Low	31-Jan-84	15,510
	Close	31-Dec-84	22,621	16,759	Close	31-Dec-84	23,083	Close	31-Dec-84	24,119	Close	31-Dec-84	16,027
1985	High	16-Dec-85	29,736	21,355	High	16-Dec-85	30,417	High	31-Dec-85	31,006	High	31-Dec-85	16,636
	Low	1-May-85	22,882	16,819	Low	4-Jan-85	22,592	Low	31-Jan-85	25,851	Low	31-Jan-85	16,058
	Close	31-Dec-85	29,448	21,148	Close	31-Dec-85	30,407	Close	31-Dec-85	31,006	Close	31-Dec-85	16,636
1986	High	4-Sep-86	36,571	25,757	High	2-Dec-86	37,737	High	31-Aug-86	37,352	High	31-Dec-86	16,819
	Low	14-Feb-86	31,766	22,665	Low	22-Jan-86	29,286	Low	31-Jan-86	31,537	Low	30-Apr-86	16,530
	Close	31-Dec-86	35,941	25,151	Close	31-Dec-86	36,082	Close	31-Dec-86	36,472	Close	31-Dec-86	16,819
1987	High	25-Aug-87	50,132	34,478	High	25-Aug-87	51,060	High	31-Aug-87	47,533	High	30-Nov-87	17,565
	Low	4-Dec-87	33,691	23,002	Low	4-Dec-87	34,314	Low	30-Nov-87	35,112	Low	31-Jan-87	16,925
	Close	31-Dec-87	37,295	25,463	Close	31-Dec-87	37,977	Close	31-Dec-87	37,434	Close	31-Dec-87	17,565
1988	High	5-Jul-88	43,076	28,988	High	21-Oct-88	44,800	High	30-Dec-88	44,304	High	30-Dec-88	18,341
	Low	20-Jan-88	36,464	24,895	Low	20-Jan-88	37,293	Low	31-Jan-88	39,236	Low	31-Jan-88	17,610
	Close	30-Dec-88	43,246	28,561	Close	30-Dec-88	44,267	Close	30-Dec-88	44,304	Close	30-Dec-88	18,341
1989	High	9-Oct-89	58,786	38,138	High	9-Oct-89	58,837	High	31-Aug-89	55,358	High	29-Dec-89	19,193
	Low	3-Jan-89	43,068	28,443	Low	3-Jan-89	43,883	Low	28-Feb-89	46,392	Low	31-Jan-89	18,432
	Close	29-Dec-89	55,597	35,438	Close	29-Dec-89	58,269	Close	29-Dec-89	54,819	Close	29-Dec-89	19,193
1990	High	4-Jun-90	60,265	37,947	High	16-Jul-90	61,897	High	31-May-90	55,785	High	30-Nov-90	20,365
	Low	11-Oct-90	46,988	29,390	Low	11-Oct-90	50,026	Low	31-Oct-90	47,212	Low	31-Jan-90	19,391
	Close	31-Dec-90	52,130	32,180	Close	31-Dec-90	56,457	Close	31-Dec-90	51,534	Close	31-Dec-90	20,365
1991	High	31-Dec-91	67,947	40,940	High	31-Dec-91	73,620	High	31-Dec-91	65,836	High	31-Dec-91	20,989
	Low	9-Jan-91	50,201	30,989	Low	9-Jan-91	53,255	Low	31-Jan-91	54,196	Low	31-Jan-91	20,487
	Close	31-Dec-91	67,947	40,940	Close	31-Dec-91	73,620	Close	31-Dec-91	65,836	Close	31-Dec-91	20,989
1992	High	12-Nov-92	72,487	42,938	High	18-Dec-92	80,063	High	31-Dec-92	72,177	High	30-Nov-92	21,613
	Low	8-Apr-92	66,472	39,828	Low	8-Apr-92	70,130	Low	31-Jan-92	65,763	Low	31-Jan-92	21,020
	Close	31-Dec-92	74,871	44,059	Close	31-Dec-92	79,222	Close	31-Dec-92	72,177	Close	31-Dec-92	21,598
1993	High	2-Nov-93	88,379	51,169	High	28-Dec-93	87,854	High	31-Dec-93	82,730	High	30-Nov-93	22,192
	Low	8-Jan-93	74,615	43,908	Low	8-Jan-93	78,011	Low	31-Jan-93	73,298	Low	31-Jan-93	21,705
	Close	31-Dec-93	88,466	50,884	Close	31-Dec-93	87,189	Close	31-Dec-93	82,730	Close	31-Dec-93	22,192
1994	High	2-Feb-94	91,634	52,706	High	2-Feb-94	90,223	High	31-Aug-94	85,813	High	30-Nov-94	22,785
	Low	8-Dec-94	86,773	48,708	Low	4-Apr-94	82,600	Low	20-Apr-94	79,545	Low	31-Jan-94	22,253
	Close	30-Dec-94	89,641	50,319	Close	30-Dec-94	88,336	Close	30-Dec-94	82,387	Close	30-Dec-94	22,785
1995	High	29-Nov-95	119,498	66,056	High	13-Dec-95	122,408	High	6-Dec-95	108,087	High	31-Oct-95	23,394
	Low	3-Jan-95	89,539	50,261	Low	3-Jan-95	88,305	Low	3-Jan-95	82,387	Low	31-Jan-95	22,877
	Close	29-Dec-95	120,306	66,210	Close	29-Dec-95	121,491	Close	29-Dec-95	108,042	Close	29-Dec-95	23,364
1996	High	26-Nov-96	145,602	79,119	High	25-Nov-96	152,084	High	27-Dec-96	131,831	High	30-Nov-96	24,140
	Low	10-Jan-96	117,715	64,784	Low	10-Jan-96	118,049	Low	10-Jan-96	105,553	Low	31-Jan-96	23,501
	Close	31-Dec-96	144,352	78,143	Close	31-Dec-96	149,367	Close	31-Dec-96	130,379	Close	31-Dec-96	24,140
1997	High	7-Oct-97	189,427	101,423	High	5-Dec-97	201,641	High	8-Oct-97	167,437	High	31-Oct-97	24,597
	Low	11-Apr-97	144,443	77,891	Low	2-Jan-97	148,615	Low	2-Jan-97	129,511	Low	31-Jan-97	24,216
	Close	31-Dec-97	182,855	97,513	Close	31-Dec-97	199,183	Close	31-Dec-97	165,420	Close	31-Dec-97	24,551
1998	High	17-Jul-98	212,584	112,606	High	29-Dec-98	258,425	High	17-Jul-98	190,194	High	31-Oct-98	24,962
	Low	8-Oct-98	173,534	91,600	Low	9-Jan-98	190,410	Low	8-Oct-98	152,689	Low	31-Jan-98	24,597
	Close	31-Dec-98	213,421	112,292	Close	31-Dec-98	256,100	Close	31-Dec-98	187,884	Close	31-Dec-98	24,947
1999	High	10-Dec-99	258,554	134,742	High	31-Dec-99	309,980	High	16-Jul-99	214,455	High	30-Nov-99	25,616
	Low	14-Jan-99	211,060	111,050	Low	14-Jan-99	252,550	Low	17-Feb-99	183,318	Low	31-Jan-99	25,008
	Close	31-Dec-99	265,882	138,151	Close	31-Dec-99	309,980	Close	31-Dec-99	210,168	Close	31-Dec-99	25,616
2000	High	1-Sep-00	293,957	151,363	High	24-Mar-00	322,882	High	1-Sep-00	221,351	High	30-Nov-00	26,499
	Low	21-Dec-00	266,380	136,743	Low	20-Dec-00	269,684	Low	25-Feb-00	191,317	Low	31-Jan-00	25,693
	Close	29-Dec-00	277,235	142,315	Close	29-Dec-00	281,766	Close	29-Dec-00	210,997	Close	29-Dec-00	26,484
2001	High	1-Feb-01	287,822	147,750	High	30-Jan-01	293,173	High	21-May-01	216,930	High	30-Sep-01	27,139
	Low	21-Sep-01	211,970	107,718	Low	21-Sep-01	207,919	Low	21-Sep-01	166,373	Low	31-Jan-01	26,651
	Close	31-Dec-01	250,761	126,959	Close	31-Dec-01	248,303	Close	31-Dec-01	195,336	Close	31-Dec-01	26,895
2002	High	19-Mar-02	260,698	131,491	High	4-Jan-02	253,587	High	19-Mar-02	201,690	High	31-Oct-02	27,595
	Low	9-Oct-02	182,355	91,253	Low	9-Oct-02	169,983	Low	9-Oct-02	140,313	Low	31-Jan-02	26,956
	Close	31-Dec-02	207,271	102,816	Close	31-Dec-02	193,447	Close	31-Dec-02	160,381	Close	31-Dec-02	27,534
2003	High	31-Dec-03	273,523	133,434	High	31-Dec-03	248,903	High	31-Dec-03	204,175	High	30-Sep-03	28,189
	Low	12-Mar-03	186,058	91,854	Low	11-Mar-03	176,642	Low	11-Mar-03	145,989	Low	31-Jan-03	27,656
	Close	31-Dec-03	273,523	133,434	Close	31-Dec-03	248,903	Close	31-Dec-03	204,175	Close	31-Dec-03	28,052
2004	High	30-Dec-04	311,756	149,252	High	30-Dec-04	275,924	High	30-Dec-04	228,446	High	30-Nov-04	29,072
	Low	17-May-04	264,555	128,624	Low	12-Aug-04	240,252	Low	12-Aug-04	199,152	Low	31-Jan-04	28,189
	Close	31-Dec-04	311,563	149,159	Close	31-Dec-04	275,970	Close	31-Dec-04	228,113	Close	31-Dec-04	28,965
2005	High	14-Dec-05	352,458	167,197	High	14-Dec-05	294,796	High	14-Dec-05	246,907	High	31-Oct-05	30,320
	Low	28-Apr-05	297,315	141,898	Low	20-Apr-05	260,187	Low	20-Apr-05	218,372	Low	31-Jan-05	29,026
	Close	30-Dec-05	347,960	163,728	Close	30-Dec-05	289,511	Close	30-Dec-05	243,681	Close	30-Dec-05	29,954
2006	High	14-Dec-06	416,828	194,392	High	15-Dec-06	336,807	High	15-Dec-06	283,196	High	31-Aug-06	31,035
	Low	13-Jun-06	354,244	165,717	Low	13-Jun-06	286,100	Low	13-Jun-06	242,646	Low	31-Jan-06	30,183
	Close	29-Dec-06	414,904	192,480	Close	29-Dec-06	335,199	Close	29-Dec-06	281,615	Close	29-Dec-06	30,715
2007	High	31-Oct-07	490,222	225,499	High	9-Oct-07	374,990	High	13-Jul-07	312,492	High	30-Nov-07	31,990
	Low	5-Mar-07	406,016	187,812	Low	5-Mar-07	325,873	Low	5-Mar-07	275,075	Low	31-Jan-07	30,809
	Close	31-Dec-07	471,134	213,905	Close	31-Dec-07	353,601	Close	31-Dec-07	293,656	Close	31-Dec-07	31,969
	High	19-May-08	477,753	216,251	High	2-Jan-08	348,496	High	3-Jan-08	289,857	High	31-Jul-08	33,480
2008	Low	20-Nov-08	236,224	106,274	Low	20-Nov-08	184,490	Low	20-Nov-08	151,582	Low	31-Dec-08	31,998
	Close	31-Dec-08	284,112	126,717	Close	31-Dec-08	222,801	Close	31-Dec-08	183,429	Close	31-Dec-08	31,998
2009	High	28-Dec-09	382,823	167,756	High	28-Dec-09	284,556	High	28-Dec-09	238,932	High	30-Nov-09	32,927
	Low	9-Mar-09	228,825	101,506	Low	9-Mar-09	167,859	Low	9-Mar-09	139,956	Low	31-Jan-09	32,137
	Close	31-Dec-09	378,888	166,031	Close	31-Dec-09	281,781	Close	31-Dec-09	236,804	Close	31-Dec-09	32,869
2010	High	29-Dec-10	432,713	186,423	High	29-Dec-10	324,377	High	29-Dec-10	270,610	High	31-Dec-10	33,361
	Low	2-Jul-10	348,630	151,624	Low	2-Jul-10	260,998	Low	2-Jul-10	219,504	Low	31-Jan-10	32,981
	Close	31-Dec-10	432,124	186,170	Close	31-Dec-10	324,287	Close	31-Dec-10	270,484	Close	31-Dec-10	33,361
[end mountain chart]

Year ended
December 31	1978	8	1979	1980	1981	1982	1983	1984	1985
Capital value
Dividends in cash	$216		405	553	580	634	594	556	582
Value at year-end1	$8,947		9,892	11,390	10,688	13,522	16,424	16,759	21,148
Total value
Dividends reinvested	$217		421	603	665	768	755	734	795
Value at year-end1	$9,155		10,556	12,807	12,654	16,957	21,389	22,621	29,448
Total return	(8.4)%		15.3	21.3	(1.2)	34.0	26.1	5.8	30.2

Year ended
December 31	1986		1987	1988	1989	1990	1991	1992	1993
Capital value
Dividends in cash	636		717	895	1,225	1,058	904	988	1,084
Value at year-end1	25,151		25,463	28,561	35,438	32,180	40,940	44,059	50,884
Total value
Dividends reinvested	894		1,034	1,328	1,877	1,679	1,478	1,655	1,858
Value at year-end1	35,941		37,295	43,246	55,597	52,130	67,947	74,871	88,466
Total return	22.0		3.8	16.0	28.6	(6.2)	30.3	10.2	18.2

Year ended
December 31	1994		1995	1996	1997	1998	1999	2000	2001
Capital value
Dividends in cash	1,238		1,160	1,196	1,351	1,428	1,578	1,716	1,844
Value at year-end1	50,319		66,210	78,143	97,513	112,292	138,151	142,315	126,959
Total value
Dividends reinvested	2,171		2,082	2,187	2,511	2,691	3,013	3,319	3,611
Value at year-end1	89,641		120,306	144,352	182,855	213,421	265,882	277,235	250,761
Total return	1.3		34.2	20.0	26.7	16.7	24.6	4.3	(9.6)

Year ended
December 31	2002		2003	2004	2005	2006	2007	2008	2009
Capital value
Dividends in cash	2,289		1,850	2,590	2,729	2,590	4,572	2,938	2,435
Value at year-end1	102,816		133,434	149,159	163,728	192,480	213,905	126,717	166,031
Total value
Dividends reinvested	4,553		3,755	5,345	5,735	5,534	9,917	6,506	5,500
Value at year-end1	207,271		273,523	311,563	347,960	414,904	471,134	284,112	378,888
Total return	(17.3)		32.0	13.9	11.7	19.2	13.6	(39.7)	33.4

Year ended
December 31	2010
Capital value
Dividends in cash	2,891
Value at year-end1	186,170	6
Total value
Dividends reinvested	6,641
Value at year-end1	432,124	3
Total return	14.0

Average annual total return 12.3%1

1As outlined in the prospectus, the sales charge is reduced for accounts of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.50% prior to July 1, 1988.
3Includes reinvested dividends of $91,833 and reinvested capital gain distributions of $170,881.
4Standard & Poor’s 500 Composite Index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

5Results of the Lipper Growth and Income Funds Index reflect fund expenses but do not reflect the effect of any applicable account fees, taxes or front-end sales charges. If any applicable front-end sales charges were included, results of the index would be lower.

6Includes reinvested capital gain distributions of $91,556 but does not reflect income dividends of $48,024 taken in cash.
7Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
8For the period August 1, 1978 (when Capital Research and Management Company became investment adviser) through December 31, 1978.

The results shown are before taxes on fund distributions and sale of fund shares.

[photo of machine gears]

Ideas at work in your portfolio

The investment professionals of Fundamental Investors build the fund’s portfolio one company at a time. In doing so, they seek solid, well-positioned businesses that are attractively valued and well managed. They also pay close attention to a number of other factors, including industry trends, the global economic backdrop and the geopolitical climate. When one of these factors, or a combination thereof, influences multiple investment decisions, it could be considered a theme. At any given time the fund’s portfolio is home to many such themes, and in the following pages we take a look at some of them.

Companies first

“When discussing investing themes within the portfolio, it’s important to emphasize that the themes themselves are not the fundamental drivers behind our investment decisions. First and foremost we focus on companies,” emphasizes Dina Perry, the fund’s president and one of its portfolio counselors. “This is an important distinction as it reinforces the fact that we don’t make across-the-board investments in industries or sectors simply because we believe they enjoy a tailwind. That said, we work hard to identify broadly favorable trends and take them into consideration when we evaluate a company’s prospects.”

Such trends and tailwinds take many forms. Some are industry-specific — the technological leap forward that creates opportunities for companies that manufacture and support handheld computing devices, or a shifting regulatory environment that creates beneficial conditions for pharmaceutical or financial firms. Others arise out of broader economic or demographic trends and can create favorable conditions for a range of industries.

Chemical reaction

Understanding how these factors combine to affect a company’s operating environment is central to the research process. The importance of getting a complete picture helps explain why Peter Eliot, whose focus is chemicals companies, pays considerable attention to the dietary habits of those climbing the economic ladder in Shanghai or Mumbai. He explains, “Living standards in the developing world are rising, and people are upgrading their diets. This generally includes eating more animal protein. It takes many units of grain to produce a unit of chicken or meat, so demand for grain is growing fast while arable land worldwide is declining.”

[photo of machine gears]
[Begin Pull Quote]
“We work hard to identify broadly favorable
trends and take them into consideration
when we evaluate a company’s prospects.”
— Dina Perry, portfolio counselor and
Fundamental Investors’ president
[End Pull Quote]

[photo of machine gears]
The only way that less land can accommodate increased demand is through a rise in yield per acre, and there are limited ways to increase yields: better seeds, increased use of chemicals (i.e., pesticides or herbicides), and more fertilizer. Many of the companies Peter covers and in which the fund is invested produce some combination of these products.

“Anyone in the business of helping farmers get more from their land has the potential to benefit from global agricultural trends, but it’s important to point out that we don’t simply identify a trend then proceed to invest in all the affected companies and sectors,” notes Peter. “Even in a climate that is generally favorable for a particular sector, there are firms that excel and those that aren’t doing as well.”

For example, the seed business is highly competitive so regardless of how beneficial the operating environment may be, manufacturers must still effectively execute and manage things like research, marketing and pricing in order not to fall behind. Peter and his fellow analysts do extensive “tire kicking” to determine which companies are best positioned to prosper over the long term. Consider his background covering producers of potash, a key fertilizer.

“Potash reserves are concentrated in a handful of geographies and among a fairly limited number of producers,” Peter offers. “Over the years I’ve met with key managers from big Canadian, Israeli, German and Russian firms. Moreover, I lived in Russia for many years and speak the language, so I was able to conduct meetings with the Russian executives in their native tongue. That went a long way toward making determinations about their capability and formulating my view on global markets.”

[Begin Sidebar]
Portfolios within the portfolio

Faced with the countless variables at work within companies, sectors and the global economy, no two investment professionals draw precisely the same set of conclusions. Where one might see a particular demographic trend creating opportunity for certain firms, another, faced with the same data, may have a differing, perhaps less optimistic view. Within an investment system dependent on managerial consensus, such divergence of opinion could leave the fund with a conundrum: To invest or not to invest?

Fundamental Investors avoids this problem thanks to the innovative investment method it has relied on for over 30 years. Known as the multiple portfolio counselor system, it divides the fund’s assets into segments, each of which is independently managed — according to fund objectives — by one of the fund’s six portfolio counselors. A seventh segment is managed by the investment analysts assigned to the fund, each of whom can invest in companies within their areas of focus.

Analysts and counselors benefit from the interplay of ideas, opinions and perspectives among colleagues, but investment decisions are left to the individuals. Enabling counselors to focus on their highest conviction ideas typically means that each constructs a fairly concentrated portfolio —generally fewer than 50 holdings. Yet taken together, their portfolios allow the fund to achieve considerable diversification.

[graphic of a seven-segment pie chart - six segments represent Portfolio counselors - the seventh segment represents the Researh portfolio - Investment analysts]
[End Sidebar]

Interestingly, other investment professionals have found ways to extend the agricultural theme beyond the chemicals area. For example, the fund has investments in railroads that transport grain to shipping ports as well as in companies that manufacture the equipment used in harvesting.

The world powers up

When China recently overtook the U.S. as the world’s largest automotive market, it was just the latest example of a trend the fund has been focused on for quite some time: rising global energy consumption.

As with agriculture, increased energy use has its origins in rising living standards in the developing world, but it goes beyond added demand from a burgeoning middle class pumping gas into more private cars. Growth in energy use associated with urbanization, as well as added consumption brought on by industrial expansion, have also played parts. Together, they’ve strained the energy industry’s ability to meet the world’s needs.

“Greater demand coupled with years of underinvestment in new projects has kept supply tight. And because the share price of energy providers is closely linked to the prices of the commodities they bring to market, stocks of many oil companies have posted excellent returns,” explains energy analyst Frank Hu. “We believe energy use will continue to grow, and we maintain significant investments in a number of energy firms.”

Those with deepwater operations are heavily represented, as are several oil services companies that provide the equipment and technology they use. Fundamental Investors also has holdings in companies focused on what one might call “unconventional” sources. These include some Canadian oil sands producers that extract crude by means of a process more akin to mining than drilling. Obtaining oil from sands currently carries a higher per-barrel cost, which means it’s only economical above a certain price threshold.

[photo of machine gears]

[Begin Pull Quote]
“We believe energy use will continue to grow, and we maintain significant investments in a number of energy firms.”
— Frank Hu, energy analyst
[End Pull Quote]

[photo of machine gears]
Continues Frank, “We made some of our oil sands investments prior to the spike in prices that occurred over the last few years. We performed comprehensive research that helped us to see that technology was improving and extraction costs would go down. This knowledge, together with our belief that global demand for energy would rise, made these companies appealing, and they have been excellent contributors to the fund.”

Adding to the appeal of many energy companies are their above-market dividend yields, which are significant contributors to the fund’s income objective.

Convergence

The pharmaceutical industry provides a good example of a sector that has benefited from a mix of factors combining to form an improving investment environment.

“There was a period following the passage of laws relating to patent exclusivity where the pharmaceutical industry found it more profitable to re-engineer existing compounds than to create new drugs,” observes pharmaceuticals analyst Jay Markowitz, a former transplant surgeon with experience covering biotechnology. “This left many companies without robust pipelines — hampering their growth and troubling investors. Stock prices suffered as a result. But the completion of human genome sequencing in 2000 expanded our understanding of the number of potential targets for drug therapies and catalyzed a new wave of innovation. As it typically takes 10–15 years to develop new drugs, we may finally see those efforts bear fruit.”

In particular, Jay sees promising progress in areas such as anti-coagulant drugs, treatments for hepatitis C and rheumatoid arthritis, and a new generation of cardiovascular drugs that are different from, and complementary to, the widely used cholesterol-lowering agents currently on the market.

What’s more, the improvements in global living standards that are currently driving growth in other industries will also affect the pharmaceutical industry. “Regrettably, the diet and lifestyle changes that accompany these improvements generally increase the incidence of certain diseases and conditions that are already common in developed nations,” adds Jay. “A growing middle class in developing countries means an expanded market for products aimed at treating the rise in health problems like diabetes and obesity that will follow.”

Despite these developments, stocks of many pharmaceutical companies that had valuations well above the broader market in the 1990s have been available at a discount to it. This has made them appealing from a long-term capital appreciation standpoint. Yet the fund’s pharmaceutical investments aren’t simply about playing the waiting game. High current yields also make many of them attractive right now.

Jay allows that the impact of these trends will vary among companies and that volatility remains a possibility. Research is the key to determining which firms present the best risk/reward combination for fund shareholders.

Technology won’t be kept waiting

Paul Benjamin covers companies within what is arguably America’s most globally competitive industry: information technology. From software to search engines, handheld devices to microchips, U.S. businesses lead the way in many key categories. And several of the firms that sit atop these categories are part of the fund’s portfolio.

As with chemicals and energy, one factor that makes these firms compelling to Paul and his colleagues is the increase in technology use that’s set to occur in the developing world.

“Globally there are about 4.5 billion people with phone handsets but only around 1.3 billion with computers,” says Paul. “In the coming years, we expect the number of computers in use worldwide to climb to around 4 billion. That unit growth will help the whole supply chain and, potentially, a number of fund investments.”

However, greater demand from the developing world isn’t the whole story. The innovative thinking that transformed the way we learn, transact and communicate continues to uncover new areas of opportunity in developed economies, too. One example is the emergence of cloud computing.

“Cloud computing has several meanings. To most consumers, it stands for widely used Internet-based services and applications like gmail,” explains Paul. “For many large businesses, however, cloud computing means renting computer resources by the hour — over the Internet from specialized providers — rather than building out multimillion dollar data centers for themselves. This allows companies to purchase computer power in much the same way they purchase electrical power.”

The first large-scale provider of modern cloud computing was a major online retailer that got into the business because it had to build huge data centers to support traffic spikes during the holiday season. The rest of the year, however, the firm had so much excess capacity that it decided to rent it out by the hour. The concept proved so popular with information technology (IT) buyers, that a nascent industry has been born.

Adds Paul, “It’s one of the most exciting developments to take place during my time as an analyst, and it’s going to have a dramatic effect on the IT landscape. We believe there are a number of investments in the area that could benefit shareholders over the long term.”

A snapshot in time

The dynamic nature of today’s global economy all but guarantees that tomorrow’s environment will differ from today’s. Likewise, the investing themes at work in the fund’s portfolio will shift. However, future investments will have something important in common with the fund’s present holdings: each will have been thoroughly researched and judged attractive on its own merits, not merely because it’s part of an industry or sector with a tailwind. As Dina Perry puts it, “Themes are important, but we will continue to take a company-by-company approach to investing as we work to help shareholders pursue their long-term financial goals.” ■

[photo of machine gears]

[Begin Pull Quote]
“We expect the number of computers in use worldwide to climb to around 4 billion. That unit growth will help the whole supply chain and, potentially, a number of fund investments.”
— Paul Benjamin, information technology analyst
[End Pull Quote]

[photo of machine gears]

Summary investment portfolio, December 31, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	(percent of net assets)

Information technology	13.73%
Energy	12.16
Financials	11.86
Industrials	11.76
Health care	11.42
Other industries	32.93
Convertible securities and bonds & notes	0.05
Short-term securities & other assets less liabilities	6.09
[end pie chart]

Country diversification	(percent of net assets)
United States	74.7%
Euro zone *	5.7
Canada	4.8
United Kingdom	3.1
Switzerland	2.8
Other countries	2.8
Short-term securities & other assets less liabilities	6.1

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain.

			Percent
		Value	of net
Common stocks - 93.86%	Shares	(000)	assets

Information technology - 13.73%
Microsoft Corp.	33,150,000	$925,548	1.86%
Apple Inc. (1)	1,925,000	620,928	1.24
Google Inc., Class A (1)	1,015,000	602,880	1.21
Texas Instruments Inc.	18,380,000	597,350	1.20
EMC Corp. (1)	20,725,000	474,602	.95
Oracle Corp.	14,967,285	468,476	.94
Corning Inc.	23,995,000	463,583	.93
Intuit Inc. (1)	7,090,000	349,537	.70
Yahoo! Inc. (1)	19,657,483	326,904	.66
Other securities		2,011,714	4.04
		6,841,522	13.73

Energy - 12.16%
Suncor Energy Inc.	28,702,829	1,105,043	2.22
Occidental Petroleum Corp.	5,004,244	490,916	.99
ConocoPhillips	6,000,000	408,600	.82
Chevron Corp.	3,997,763	364,796	.73
FMC Technologies, Inc. (1)	4,000,000	355,640	.71
Baker Hughes Inc.	6,000,000	343,020	.69
Tenaris SA (ADR)	6,640,000	325,227	.65
Other securities		2,666,001	5.35
		6,059,243	12.16

Financials - 11.86%
JPMorgan Chase & Co.	14,515,000	615,726	1.24
Wells Fargo & Co.	18,046,200	559,252	1.12
U.S. Bancorp	19,847,000	535,273	1.07
Citigroup Inc. (1)	92,600,000	437,998	.88
ACE Ltd.	5,700,000	354,825	.71
Bank of America Corp.	24,500,000	326,830	.66
Other securities		3,080,928	6.18
		5,910,832	11.86

Industrials - 11.76%
Union Pacific Corp.	6,350,000	588,391	1.18
Schneider Electric SA	3,242,272	485,257	.97
Deere & Co.	5,000,000	415,250	.83
Lockheed Martin Corp.	5,598,200	391,370	.79
Parker Hannifin Corp.	4,500,000	388,350	.78
General Electric Co.	19,650,000	359,398	.72
Other securities		3,232,963	6.49
		5,860,979	11.76

Health care - 11.42%
Merck & Co., Inc.	43,700,000	1,574,948	3.16
Bristol-Myers Squibb Co.	24,600,000	651,408	1.31
Roche Holding AG	3,600,000	527,487	1.06
Eli Lilly and Co.	13,535,000	474,266	.95
Baxter International Inc.	7,575,000	383,447	.77
Pfizer Inc	19,620,000	343,546	.69
Other securities		1,731,935	3.48
		5,687,037	11.42

Consumer discretionary - 11.32%
Home Depot, Inc.	33,178,000	1,163,221	2.33
McDonald's Corp.	8,367,600	642,297	1.29
Walt Disney Co.	10,500,000	393,855	.79
Amazon.com, Inc. (1)	2,037,000	366,660	.74
Virgin Media Inc.	13,385,000	364,607	.73
Comcast Corp., Class A	15,315,000	336,471	.68
Starbucks Corp.	10,000,000	321,300	.64
Other securities		2,053,271	4.12
		5,641,682	11.32

Materials - 7.64%
Syngenta AG	2,102,000	614,863	1.24
Dow Chemical Co.	15,514,500	529,665	1.06
Other securities		2,660,093	5.34
		3,804,621	7.64

Consumer staples - 5.55%
Philip Morris International Inc.	7,835,000	458,583	.92
Altria Group, Inc.	14,175,100	348,991	.70
Other securities		1,957,353	3.93
		2,764,927	5.55

Utilities - 3.19%
Other securities		1,588,673	3.19

Telecommunication services - 2.57%
Verizon Communications Inc.	19,025,000	680,714	1.37
Other securities		600,249	1.20
		1,280,963	2.57

Miscellaneous - 2.66%
Other common stocks in initial period of acquisition		1,322,590	2.66

Total common stocks (cost: $36,783,821,000)		46,763,069	93.86

			Percent
		Value	of net
Convertible securities - 0.04%		(000)	assets

Industrials - 0.04%
Other securities		18,029	.04

Total convertible securities (cost: $12,275,000)		18,029	.04

			Percent
		Value	of net
Bonds & notes - 0.01%		(000)	assets

Mortgage-backed obligations - 0.01%
Other securities		6,225	.01

Total bonds & notes (cost: $6,113,000)		6,225	.01

	Principal		Percent
	amount	Value	of net
Short-term securities - 6.17%	(000)	(000)	assets

U.S. Treasury Bills 0.133%-0.172% due 2/10-6/9/2011	$687,500	687,210	1.38
Coca-Cola Co. 0.20%-0.25% due 1/5-4/4/2011 (2)	434,600	434,473	.87
Fannie Mae 0.18%-0.31% due 2/1-4/25/2011	388,500	388,372	.78
Jupiter Securitization Co., LLC 0.20%-0.27% due 1/19-3/15/2011 (2)	221,200	221,121
JPMorgan Chase & Co. 0.22% due 2/22/2011	150,000	149,932	.75
Bank of America Corp. 0.26%-0.28% due 1/6-1/24/2011	214,500	214,478	.43
Google, Inc. 0.18%-0.20% due 2/3-3/23/2011 (2)	171,600	171,528	.34
Variable Funding Capital Company LLC 0.27% due 1/14/2011 (2)	11,000	10,999	.02
Other securities		794,342	1.60

Total short-term securities (cost: $3,072,391,000)		3,072,455	6.17

Total investment securities (cost: $39,874,600,000)		49,859,778	100.08
Other assets less liabilities		(39,220)	(.08)

Net assets		$49,820,558	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's holdings in affiliated companies is included in "Other securities" under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2010, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2010 (000)
Strayer Education, Inc.	743,100	16,900	-	760,000	$2,470	$115,687
Grafton Group PLC, units	14,962,000	75,000	-	15,037,000	986	69,324
Corporate Executive Board Co.(3)	2,304,200	-	2,304,200	-	588	-
					$4,044	$185,011

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,204,771,000, which represented 2.42% of the net assets of the fund.

(3) Unaffiliated issuer at 12/31/2010.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2010	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $39,562,014)	$49,674,767
Affiliated issuers (cost: $312,586)	185,011	$49,859,778
Cash		61
Receivables for:
Sales of investments	8,968
Sales of fund's shares	81,450
Dividends and interest	83,463	173,881
		50,033,720
Liabilities:
Payables for:
Purchases of investments	9,205
Repurchases of fund's shares	171,185
Investment advisory services	10,530
Services provided by related parties	18,801
Trustees' deferred compensation	2,841
Non-U.S. taxes	198
Other	402	213,162
Net assets at December 31, 2010		$49,820,558

Net assets consist of:
Capital paid in on shares of beneficial interest		$44,313,617
Undistributed net investment income		183,983
Accumulated net realized loss		(4,663,190)
Net unrealized appreciation		9,986,148
Net assets at December 31, 2010		$49,820,558

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (1,358,178 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$33,088,914	901,633	$36.70
Class B	745,521	20,368	36.60
Class C	2,081,474	56,926	36.56
Class F-1	4,329,599	118,038	36.68
Class F-2	888,177	24,203	36.70
Class 529-A	916,273	24,988	36.67
Class 529-B	63,426	1,730	36.66
Class 529-C	265,098	7,234	36.64
Class 529-E	40,755	1,112	36.65
Class 529-F-1	36,852	1,006	36.65
Class R-1	138,190	3,779	36.56
Class R-2	631,007	17,260	36.56
Class R-3	2,176,914	59,433	36.63
Class R-4	2,049,935	55,948	36.64
Class R-5	1,418,531	38,639	36.71
Class R-6	949,892	25,881	36.70

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2010	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $29,907;
also includes $4,044 from affiliates)	$1,099,910
Interest	6,501	$1,106,411

Fees and expenses*:
Investment advisory services	115,806
Distribution services	132,279
Transfer agent services	42,449
Administrative services	22,989
Reports to shareholders	2,646
Registration statement and prospectus	890
Trustees' compensation	699
Auditing and legal	169
Custodian	1,175
State and local taxes	1
Other	1,987	321,090
Net investment income		785,321

Net realized gain and unrealized appreciation
on investments and currency:
Net realized gain on:
Investments (including $90,656 net loss from affiliates)	367,095
Currency transactions	806	367,901
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $198)	4,934,233
Currency translations	404	4,934,637
Net realized gain and unrealized appreciation
on investments and currency		5,302,538
Net increase in net assets resulting
from operations		$6,087,859

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended December 31
	2010	2009
Operations:
Net investment income	$785,321	$578,877
Net realized gain (loss) on investments and currency transactions	367,901	(1,994,254)
Net unrealized appreciation on investments and currency translations	4,934,637	12,487,975
Net increase in net assets resulting from operations	6,087,859	11,072,598

Dividends paid to shareholders from net investment income	(750,387)	(631,972)

Net capital share transactions	(634,803)	587,441

Total increase in net assets	4,702,669	11,028,067

Net assets:
Beginning of year	45,117,889	34,089,822
End of year (including undistributed
net investment income: $183,983 and $148,902, respectively)	$49,820,558	$45,117,889

See Notes to Financial Statements

Notes to financial statements

1.	Organization

American Funds Fundamental Investors (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, Fundamental Investors (the "fund"). The fund seeks long-term growth of capital and income. Effective September 1, 2010, the fund reorganized from a Maryland corporation to a Delaware statutory trust in accordance with a proposal approved by shareholders on November 24, 2009.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described on the following page, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Information technology	$6,841,522	$-	$-	$6,841,522
Energy	6,059,243	-	-	6,059,243
Financials	5,910,832	-	-	5,910,832
Industrials	5,860,979	-	-	5,860,979
Health care	5,687,037	-	-	5,687,037
Consumer discretionary	5,641,682	-	-	5,641,682
Materials	3,804,621	-	-	3,804,621
Consumer staples	2,764,927	-	-	2,764,927
Utilities	1,588,673	-	-	1,588,673
Telecommunication services	1,280,963	-	-	1,280,963
Miscellaneous	1,322,590	-	-	1,322,590
Convertible securities	-	18,029	-	18,029
Bonds & notes	-	6,225	-	6,225
Short-term securities	-	3,072,455	-	3,072,455
Total	$46,763,069	$3,096,709	$-	$49,859,778

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007, by state tax authorities for tax years before 2006 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation – Dividend income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2010, the fund reclassified $312,000 from accumulated net realized loss to undistributed net investment income and $165,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$232,529
Capital loss carryforwards*:
Expiring 2016	$(1,512,929)
Expiring 2017	(3,190,744)	(4,703,673)
Gross unrealized appreciation on investment securities		11,389,621
Gross unrealized depreciation on investment securities		(1,409,665)
Net unrealized appreciation on investment securities		9,979,956
Cost of investment securities		39,879,822
*Reflects the utilization of capital loss carryforwards of $372,746,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended December 31
Share class	2010	2009
Class A	$522,129	$458,892
Class B	6,978	8,510
Class C	17,623	15,323
Class F-1	66,841	55,986
Class F-2	14,478	6,438
Class 529-A	13,222	9,809
Class 529-B	531	527
Class 529-C	2,047	1,504
Class 529-E	485	353
Class 529-F-1	595	442
Class R-1	1,147	765
Class R-2	5,371	3,950
Class R-3	26,995	19,065
Class R-4	29,941	21,195
Class R-5	26,478	23,009
Class R-6(*)	15,526	6,204
Total	$750,387	$631,972

*Class R-6 was offered beginning May 1, 2009.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.232% on such assets in excess of $55 billion. For the year ended December 31, 2010, the investment advisory services fee was $115,806,000, which was equivalent to an annualized rate of 0.254% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$71,530	$41,395	Not applicable	Not applicable	Not applicable
Class B	7,751	1,054	Not applicable	Not applicable	Not applicable
Class C	19,277	Included in administrative services	$2,894	$437	Not applicable
Class F-1	9,757		5,457	276	Not applicable
Class F-2	Not applicable		970	30	Not applicable
Class 529-A	1,602		760	123	$783
Class 529-B	646		63	22	65
Class 529-C	2,292		223	62	230
Class 529-E	173		34	5	34
Class 529-F-1	-		30	5	31
Class R-1	1,169		158	36	Not applicable
Class R-2	4,278		847	1,487	Not applicable
Class R-3	9,468		2,778	904	Not applicable
Class R-4	4,336		2,528	53	Not applicable
Class R-5	Not applicable		1,270	21	Not applicable
Class R-6	Not applicable		369	4	Not applicable
Total	$132,279	$42,449	$18,381	$3,465	$1,143

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $699,000, shown on the accompanying financial statements, includes $478,000 in current fees (either paid in cash or deferred) and a net increase of $221,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2010
Class A	$3,363,931	100,692	$502,448	15,020	$(5,287,374)	(159,761)	$(1,420,995)	(44,049)
Class B	33,827	1,016	6,834	203	(276,082)	(8,334)	(235,421)	(7,115)
Class C	298,138	8,974	16,968	504	(381,354)	(11,579)	(66,248)	(2,101)
Class F-1	1,239,671	37,371	63,906	1,912	(1,301,972)	(39,467)	1,605	(184)
Class F-2	366,241	10,977	11,752	351	(222,407)	(6,699)	155,586	4,629
Class 529-A	157,006	4,699	13,220	395	(73,466)	(2,219)	96,760	2,875
Class 529-B	2,618	78	530	16	(17,463)	(523)	(14,315)	(429)
Class 529-C	45,797	1,371	2,047	61	(25,887)	(781)	21,957	651
Class 529-E	7,077	211	485	14	(3,288)	(99)	4,274	126
Class 529-F-1	9,722	292	595	18	(4,787)	(142)	5,530	168
Class R-1	50,584	1,528	1,142	34	(25,889)	(784)	25,837	778
Class R-2	176,158	5,322	5,364	159	(168,070)	(5,082)	13,452	399
Class R-3	708,464	21,359	26,982	804	(495,947)	(14,982)	239,499	7,181
Class R-4	683,852	20,549	29,929	894	(418,514)	(12,755)	295,267	8,688
Class R-5	365,246	11,013	26,411	789	(400,796)	(11,927)	(9,139)	(125)
Class R-6	330,441	10,094	15,526	464	(94,419)	(2,889)	251,548	7,669
Total net increase
(decrease)	$7,838,773	235,546	$724,139	21,638	$(9,197,715)	(278,023)	$(634,803)	(20,839)

Year ended December 31, 2009
Class A	$4,133,420	152,140	$437,083	16,132	$(5,318,512)	(200,947)	$(748,009)	(32,675)
Class B	76,831	2,969	8,202	311	(341,345)	(12,885)	(256,312)	(9,605)
Class C	336,939	12,332	14,652	550	(336,935)	(12,840)	14,656	42
Class F-1	1,304,172	47,008	49,006	1,806	(1,278,430)	(47,975)	74,748	839
Class F-2	541,618	19,496	5,112	175	(107,195)	(3,766)	439,535	15,905
Class 529-A	125,979	4,562	9,805	361	(60,203)	(2,232)	75,581	2,691
Class 529-B	5,218	203	527	20	(6,215)	(230)	(470)	(7)
Class 529-C	41,294	1,498	1,503	56	(23,111)	(855)	19,686	699
Class 529-E	6,233	226	352	13	(2,902)	(106)	3,683	133
Class 529-F-1	8,008	288	442	16	(7,887)	(265)	563	39
Class R-1	43,940	1,610	761	28	(31,016)	(1,070)	13,685	568
Class R-2	170,514	6,366	3,946	146	(117,622)	(4,361)	56,838	2,151
Class R-3	594,024	21,683	19,055	701	(345,362)	(12,572)	267,717	9,812
Class R-4	564,135	20,763	21,187	777	(337,037)	(12,025)	248,285	9,515
Class R-5	617,507	22,851	22,633	842	(755,761)	(28,025)	(115,621)	(4,332)
Class R-6†	519,256	19,015	6,203	208	(32,583)	(1,011)	492,876	18,212
Total net increase
(decrease)	$9,089,088	333,010	$600,469	22,142	$(9,102,116)	(341,165)	$587,441	13,987

*Includes exchanges between share classes of the fund.
†Class R-6 was offered beginning May 1, 2009.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $13,703,633,000 and $15,252,776,000, respectively, during the year ended December 31, 2010.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income(3)(4)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(5) (6)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(6)	Ratio of net income to average net assets(3) (4) (6)
Class A:
Year ended 12/31/2010	$32.73	$.59	$3.95	$4.54	$(.57)	$-	$(.57)	$36.70	14.05%	$33,089	.64%	.64%	1.78%
Year ended 12/31/2009	24.98	.44	7.79	8.23	(.48)	-	(.48)	32.73	33.36	30,954	.69	.69	1.60
Year ended 12/31/2008	42.45	.60	(17.23)	(16.63)	(.58)	(.26)	(.84)	24.98	(39.70)	24,443	.63	.61	1.70
Year ended 12/31/2007	40.05	1.03	4.39	5.42	(.95)	(2.07)	(3.02)	42.45	13.55	38,877	.60	.57	2.40
Year ended 12/31/2006	35.40	.62	6.16	6.78	(.56)	(1.57)	(2.13)	40.05	19.24	32,187	.61	.58	1.60
Class B:
Year ended 12/31/2010	32.64	.33	3.94	4.27	(.31)	-	(.31)	36.60	13.18	746	1.41	1.41	1.01
Year ended 12/31/2009	24.92	.23	7.76	7.99	(.27)	-	(.27)	32.64	32.30	897	1.46	1.46	.85
Year ended 12/31/2008	42.35	.34	(17.20)	(16.86)	(.31)	(.26)	(.57)	24.92	(40.14)	924	1.39	1.37	.94
Year ended 12/31/2007	39.96	.70	4.38	5.08	(.62)	(2.07)	(2.69)	42.35	12.70	1,667	1.36	1.33	1.63
Year ended 12/31/2006	35.33	.32	6.14	6.46	(.26)	(1.57)	(1.83)	39.96	18.33	1,417	1.38	1.35	.83
Class C:
Year ended 12/31/2010	32.61	.32	3.94	4.26	(.31)	-	(.31)	36.56	13.13	2,081	1.44	1.44	.98
Year ended 12/31/2009	24.90	.22	7.75	7.97	(.26)	-	(.26)	32.61	32.26	1,925	1.48	1.48	.81
Year ended 12/31/2008	42.31	.32	(17.17)	(16.85)	(.30)	(.26)	(.56)	24.90	(40.16)	1,468	1.43	1.41	.90
Year ended 12/31/2007	39.92	.70	4.36	5.06	(.60)	(2.07)	(2.67)	42.31	12.65	2,053	1.41	1.38	1.62
Year ended 12/31/2006	35.30	.30	6.13	6.43	(.24)	(1.57)	(1.81)	39.92	18.23	1,380	1.43	1.41	.77
Class F-1:
Year ended 12/31/2010	32.72	.59	3.93	4.52	(.56)	-	(.56)	36.68	14.01	4,330	.66	.66	1.77
Year ended 12/31/2009	24.97	.45	7.79	8.24	(.49)	-	(.49)	32.72	33.40	3,868	.67	.67	1.61
Year ended 12/31/2008	42.43	.60	(17.22)	(16.62)	(.58)	(.26)	(.84)	24.97	(39.69)	2,932	.62	.60	1.72
Year ended 12/31/2007	40.03	1.06	4.36	5.42	(.95)	(2.07)	(3.02)	42.43	13.55	3,235	.61	.58	2.45
Year ended 12/31/2006	35.39	.62	6.15	6.77	(.56)	(1.57)	(2.13)	40.03	19.21	1,815	.61	.58	1.58
Class F-2:
Year ended 12/31/2010	32.73	.67	3.95	4.62	(.65)	-	(.65)	36.70	14.32	888	.40	.40	2.03
Year ended 12/31/2009	24.98	.49	7.81	8.30	(.55)	-	(.55)	32.73	33.72	641	.43	.43	1.69
Period from 8/1/2008 to 12/31/2008	37.09	.23	(11.97)	(11.74)	(.37)	-	(.37)	24.98	(31.78)	92	.17	.16	.88
Class 529-A:
Year ended 12/31/2010	32.71	.58	3.93	4.51	(.55)	-	(.55)	36.67	13.98	916	.69	.69	1.74
Year ended 12/31/2009	24.97	.43	7.78	8.21	(.47)	-	(.47)	32.71	33.30	723	.73	.73	1.55
Year ended 12/31/2008	42.42	.58	(17.21)	(16.63)	(.56)	(.26)	(.82)	24.97	(39.71)	485	.68	.65	1.66
Year ended 12/31/2007	40.02	1.03	4.36	5.39	(.92)	(2.07)	(2.99)	42.42	13.49	643	.66	.64	2.37
Year ended 12/31/2006	35.38	.60	6.15	6.75	(.54)	(1.57)	(2.11)	40.02	19.16	414	.66	.63	1.55
Class 529-B:
Year ended 12/31/2010	32.69	.30	3.95	4.25	(.28)	-	(.28)	36.66	13.09	63	1.50	1.50	.92
Year ended 12/31/2009	24.96	.20	7.77	7.97	(.24)	-	(.24)	32.69	32.16	71	1.55	1.55	.74
Year ended 12/31/2008	42.41	.30	(17.22)	(16.92)	(.27)	(.26)	(.53)	24.96	(40.20)	54	1.50	1.47	.84
Year ended 12/31/2007	40.01	.66	4.38	5.04	(.57)	(2.07)	(2.64)	42.41	12.57	80	1.48	1.46	1.53
Year ended 12/31/2006	35.37	.27	6.16	6.43	(.22)	(1.57)	(1.79)	40.01	18.18	60	1.50	1.47	.71
Class 529-C:
Year ended 12/31/2010	32.69	.31	3.93	4.24	(.29)	-	(.29)	36.64	13.05	265	1.49	1.49	.94
Year ended 12/31/2009	24.95	.20	7.78	7.98	(.24)	-	(.24)	32.69	32.22	215	1.55	1.55	.74
Year ended 12/31/2008	42.40	.30	(17.22)	(16.92)	(.27)	(.26)	(.53)	24.95	(40.21)	147	1.49	1.47	.85
Year ended 12/31/2007	40.00	.67	4.37	5.04	(.57)	(2.07)	(2.64)	42.40	12.58	195	1.48	1.45	1.56
Year ended 12/31/2006	35.37	.28	6.14	6.42	(.22)	(1.57)	(1.79)	40.00	18.16	126	1.49	1.47	.71
Class 529-E:
Year ended 12/31/2010	32.69	.48	3.94	4.42	(.46)	-	(.46)	36.65	13.66	41	.98	.98	1.45
Year ended 12/31/2009	24.95	.34	7.78	8.12	(.38)	-	(.38)	32.69	32.89	32	1.04	1.04	1.24
Year ended 12/31/2008	42.40	.48	(17.21)	(16.73)	(.46)	(.26)	(.72)	24.95	(39.90)	21	.98	.96	1.36
Year ended 12/31/2007	40.00	.88	4.38	5.26	(.79)	(2.07)	(2.86)	42.40	13.14	29	.97	.95	2.05
Year ended 12/31/2006	35.36	.48	6.15	6.63	(.42)	(1.57)	(1.99)	40.00	18.80	20	.97	.95	1.23

Class 529-F-1:
Year ended 12/31/2010	$32.69	$.65	$3.93	$4.58	$(.62)	$-	$(.62)	$36.65	14.22%	$37	.48%	.48%	1.95%
Year ended 12/31/2009	24.95	.48	7.78	8.26	(.52)	-	(.52)	32.69	33.56	27	.54	.54	1.74
Year ended 12/31/2008	42.39	.64	(17.19)	(16.55)	(.63)	(.26)	(.89)	24.95	(39.59)	20	.48	.46	1.84
Year ended 12/31/2007	40.00	1.13	4.33	5.46	(1.00)	(2.07)	(3.07)	42.39	13.69	20	.47	.45	2.62
Year ended 12/31/2006	35.36	.67	6.15	6.82	(.61)	(1.57)	(2.18)	40.00	19.40	11	.47	.45	1.73
Class R-1:
Year ended 12/31/2010	32.62	.33	3.93	4.26	(.32)	-	(.32)	36.56	13.13	138	1.43	1.43	1.01
Year ended 12/31/2009	24.90	.22	7.76	7.98	(.26)	-	(.26)	32.62	32.30	98	1.47	1.47	.80
Year ended 12/31/2008	42.31	.32	(17.18)	(16.86)	(.29)	(.26)	(.55)	24.90	(40.16)	61	1.43	1.41	.91
Year ended 12/31/2007	39.93	.72	4.33	5.05	(.60)	(2.07)	(2.67)	42.31	12.62	57	1.44	1.42	1.67
Year ended 12/31/2006	35.31	.29	6.13	6.42	(.23)	(1.57)	(1.80)	39.93	18.19	23	1.47	1.43	.74
Class R-2:
Year ended 12/31/2010	32.61	.33	3.93	4.26	(.31)	-	(.31)	36.56	13.15	631	1.42	1.42	1.00
Year ended 12/31/2009	24.89	.21	7.76	7.97	(.25)	-	(.25)	32.61	32.22	550	1.52	1.52	.77
Year ended 12/31/2008	42.30	.30	(17.17)	(16.87)	(.28)	(.26)	(.54)	24.89	(40.19)	366	1.49	1.47	.85
Year ended 12/31/2007	39.92	.70	4.34	5.04	(.59)	(2.07)	(2.66)	42.30	12.61	471	1.46	1.40	1.62
Year ended 12/31/2006	35.29	.30	6.14	6.44	(.24)	(1.57)	(1.81)	39.92	18.26	291	1.54	1.41	.77
Class R-3:
Year ended 12/31/2010	32.67	.49	3.94	4.43	(.47)	-	(.47)	36.63	13.69	2,177	.96	.96	1.47
Year ended 12/31/2009	24.94	.36	7.77	8.13	(.40)	-	(.40)	32.67	32.93	1,707	.99	.99	1.29
Year ended 12/31/2008	42.38	.48	(17.20)	(16.72)	(.46)	(.26)	(.72)	24.94	(39.89)	1,058	.98	.95	1.37
Year ended 12/31/2007	39.98	.92	4.34	5.26	(.79)	(2.07)	(2.86)	42.38	13.17	1,157	.97	.94	2.12
Year ended 12/31/2006	35.35	.47	6.14	6.61	(.41)	(1.57)	(1.98)	39.98	18.75	525	.99	.96	1.21
Class R-4:
Year ended 12/31/2010	32.68	.59	3.93	4.52	(.56)	-	(.56)	36.64	14.02	2,050	.66	.66	1.77
Year ended 12/31/2009	24.95	.44	7.77	8.21	(.48)	-	(.48)	32.68	33.31	1,545	.69	.69	1.58
Year ended 12/31/2008	42.39	.58	(17.19)	(16.61)	(.57)	(.26)	(.83)	24.95	(39.70)	942	.67	.65	1.68
Year ended 12/31/2007	39.99	1.05	4.34	5.39	(.92)	(2.07)	(2.99)	42.39	13.51	879	.66	.64	2.42
Year ended 12/31/2006	35.36	.59	6.14	6.73	(.53)	(1.57)	(2.10)	39.99	19.12	438	.67	.65	1.52
Class R-5:
Year ended 12/31/2010	32.74	.69	3.94	4.63	(.66)	-	(.66)	36.71	14.37	1,419	.36	.36	2.06
Year ended 12/31/2009	24.99	.52	7.79	8.31	(.56)	-	(.56)	32.74	33.75	1,269	.39	.39	1.92
Year ended 12/31/2008	42.46	.69	(17.23)	(16.54)	(.67)	(.26)	(.93)	24.99	(39.53)	1,077	.37	.35	1.98
Year ended 12/31/2007	40.06	1.18	4.34	5.52	(1.05)	(2.07)	(3.12)	42.46	13.81	1,014	.37	.34	2.73
Year ended 12/31/2006	35.41	.71	6.16	6.87	(.65)	(1.57)	(2.22)	40.06	19.50	481	.38	.35	1.83
Class R-6:
Year ended 12/31/2010	32.74	.71	3.93	4.64	(.68)	-	(.68)	36.70	14.39	950	.32	.32	2.13
Period from 5/1/2009 to 12/31/2009	25.63	.37	7.17	7.54	(.43)	-	(.43)	32.74	29.60	596	.35 (7)	.35 (7)	1.87 (7)

	Year ended December 31
	2010	2009	2008	2007	2006
Portfolio turnover rate for all share classes	32%	30%	29%	27%	21%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)For the year ended December 31, 2007, this column reflects the impact of corporate action events that resulted in a one-time increase to net investment income. If the corporate action events had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.39 and .90 percentage points, respectively. The impact to the other share classes would have been similar.

(4)For the year ended December 31, 2010, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.07 and .21 percentage points, respectively. The impact to the other share classes would have been similar.

(5)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(6)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(7)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Fundamental Investors – Fundamental Investors:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of American Funds Fundamental Investors – Fundamental Investors (the “Fund”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Fundamental Investors – Fundamental Investors, as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 8, 2011

Expense example
                    unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010, through December 31, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2010	Ending account value 12/31/2010	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,234.96	$3.55	.63%
Class A -- assumed 5% return	1,000.00	1,022.03	3.21	.63
Class B -- actual return	1,000.00	1,229.72	7.87	1.40
Class B -- assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class C -- actual return	1,000.00	1,229.55	8.09	1.44
Class C -- assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class F-1 -- actual return	1,000.00	1,234.50	3.72	.66
Class F-1 -- assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-2 -- actual return	1,000.00	1,236.35	2.31	.41
Class F-2 -- assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-A -- actual return	1,000.00	1,234.53	3.89	.69
Class 529-A -- assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 529-B -- actual return	1,000.00	1,229.58	8.43	1.50
Class 529-B -- assumed 5% return	1,000.00	1,017.64	7.63	1.50
Class 529-C -- actual return	1,000.00	1,229.49	8.37	1.49
Class 529-C -- assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class 529-E -- actual return	1,000.00	1,232.87	5.52	.98
Class 529-E -- assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 529-F-1 -- actual return	1,000.00	1,235.87	2.71	.48
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.79	2.45	.48
Class R-1 -- actual return	1,000.00	1,229.73	8.04	1.43
Class R-1 -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class R-2 -- actual return	1,000.00	1,230.06	7.87	1.40
Class R-2 -- assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-3 -- actual return	1,000.00	1,232.78	5.35	.95
Class R-3 -- assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-4 -- actual return	1,000.00	1,234.47	3.72	.66
Class R-4 -- assumed 5% return	1,000.00	1,021.88	3.36	.66
Class R-5 -- actual return	1,000.00	1,236.54	2.03	.36
Class R-5 -- assumed 5% return	1,000.00	1,023.39	1.84	.36
Class R-6 -- actual return	1,000.00	1,236.90	1.75	.31
Class R-6 -- assumed 5% return	1,000.00	1,023.64	1.58	.31

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
               unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2010:

Qualified dividend income	100%
Corporate dividends received deduction	$730,173,000
U.S. government income that may be exempt from state taxation	$327,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2011. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital and income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences among the advisory fees paid by those clients and the advisory fees paid by the fund, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2010:

			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	8.18%	3.28%	3.90%
Not reflecting CDSC	13.18	3.63	3.90

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	12.13	3.58	4.53
Not reflecting CDSC	13.13	3.58	4.53

Class F-1 shares3 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	14.01	4.42	5.37

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	14.32	—	1.75

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	7.41	3.14	5.88
Not reflecting maximum sales charge	13.98	4.38	6.59

Class 529-B shares2,4 — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	8.09	3.17	5.98
Not reflecting CDSC	13.09	3.52	5.98

Class 529-C shares4 — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	12.05	3.52	5.70
Not reflecting CDSC	13.05	3.52	5.70

Class 529-E shares3,4 — first sold 3/7/02	13.66	4.06	5.62

Class 529-F-1 shares3,4 — first sold 9/23/02
Not reflecting annual asset-based fee charged
by sponsoring firm	14.22	4.58	10.07

1Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees1

	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Ronald P. Badie, 68	2008	Retired; former Vice Chairman, Deutsche Bank
		Alex. Brown

Joseph C. Berenato, 64	2003	Chairman, Ducommun Incorporated (aerospace
Chairman of the Board		components manufacturer); former CEO,
(Independent and		Ducommun Incorporated
Non-Executive)

Louise H. Bryson, 66	2008	Chair Emerita of the Board of Trustees, J. Paul Getty
		Trust; former President, Distribution, Lifetime
		Entertainment Network; former Executive Vice
		President and General Manager, Lifetime Movie
		Network

Robert J. Denison, 69	2005	Chair, First Security Management (private investment)

Mary Anne Dolan, 63	2010	Founder and President, MAD Ink (communications
		company)

Robert A. Fox, 73	1998	Managing General Partner, Fox Investments LP;
		corporate director

John G. Freund, 57	2010	Founder and Managing Director, Skyline Ventures
		(venture capital investor in health care companies)

Leonade D. Jones, 63	1998	Retired; former Treasurer, The Washington Post
		Company

William H. Kling, 68	2010	President and CEO, American Public Media Group

John G. McDonald, 73	1998	Stanford Investors Professor, Graduate School of
		Business, Stanford University

Christopher E. Stone, 54	2010	Daniel and Florence Guggenheim Professor of the
		Practice of Criminal Justice, John F. Kennedy School
		of Government, Harvard University

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Ronald P. Badie, 68	4	Amphenol Corporation; Merisel, Inc.; Nautilus, Inc.;
		Obagi Medical Products, Inc.

Joseph C. Berenato, 64	6	None
Chairman of the Board
(Independent and
Non-Executive)

Louise H. Bryson, 66	7	None

Robert J. Denison, 69	7	None

Mary Anne Dolan, 63	10	None

Robert A. Fox, 73	9	None

John G. Freund, 57	3	Mako Surgical Corporation;
		MAP Pharmaceuticals, Inc.; XenoPort, Inc.

Leonade D. Jones, 63	9	None

William H. Kling, 68	10	None

John G. McDonald, 73	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

Christopher E. Stone, 54	6	None

Gail L. Neale and Henry E. Riggs retired from the board in December 2010. The trustees thank Mrs. Neale and Mr. Riggs for their dedication and long service to the fund.

“Interested” trustees5

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

James F. Rothenberg, 64	1998	Vice Chairman of the Board, Capital Research and
Vice Chairman		Management Company; Director and Non-Executive
of the Board		Chair, American Funds Distributors, Inc.;6 Director
		and Non-Executive Chair, The Capital Group
		Companies, Inc.6

Dina N. Perry, 65	1994	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company;
		Director, Capital Research and Management
		Company

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

James F. Rothenberg, 64	2	None
Vice Chairman
of the Board

Dina N. Perry, 65	1	None
President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Other officers7

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Paul G. Haaga, Jr., 62	1994	Chairman of the Board, Capital Research and
Executive Vice President		Management Company; Senior Vice President —
		Fixed Income, Capital Research and Management
		Company

Michael T. Kerr, 51	1995	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company;
		Director, Capital Research and Management
		Company

Martin Romo, 43	1999	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company;6 Director and
		Co-President, Capital Research Company;6
		Director, The Capital Group Companies, Inc.6

Walter R. Burkley, 44	2010	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company

Mark L. Casey,7 40	2008	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;6 Director, Capital
		Research Company;6 Senior Vice President,
		American Funds Distributors, Inc.6

Ronald B. Morrow, 65	2004	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company

Patrick F. Quan, 52	1989–1998	Vice President — Fund Business Management
Secretary	2000	Group, Capital Research and Management Company

Jeffrey P. Regal, 39	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Julie E. Lawton, 37	2010	Associate, Capital Research and Management
Assistant Secretary		Company

Neal F. Wellons, 39	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments,SM which is available to certain nonprofit organizations.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

7All of the officers listed, except Mark L. Casey, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Office of the fund
One Market
Steuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2010, portfolio of Fundamental Investors’ investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Fundamental Investors files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Fundamental Investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 33 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system
Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
>Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-910-0211P

Litho in USA KBDA/RRD/8056-S26192

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Ronald P. Badie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2009	$80,000
2010	$77,000

b) Audit-Related Fees:
2009	$10,000
2010	$14,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	$8,000
2010	$16,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	$1,029,000
2010	$1,092,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	None
2010	$15,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$2,000
2010	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,479,000 for fiscal year 2009 and $1,564,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Fundamental InvestorsSM
Investment portfolio

December 31, 2010

Common stocks — 93.86%	Shares	Value (000)

INFORMATION TECHNOLOGY — 13.73%
Microsoft Corp.	33,150,000	$925,548
Apple Inc.1	1,925,000	620,928
Google Inc., Class A1	1,015,000	602,880
Texas Instruments Inc.	18,380,000	597,350
EMC Corp.1	20,725,000	474,602
Oracle Corp.	14,967,285	468,476
Corning Inc.	23,995,000	463,583
Intuit Inc.1	7,090,000	349,537
Yahoo! Inc.1	19,657,483	326,904
Maxim Integrated Products, Inc.	12,687,000	299,667
First Solar, Inc.1	2,110,000	274,595
Microchip Technology Inc.	5,700,000	194,997
Avago Technologies Ltd.	6,610,000	188,187
FLIR Systems, Inc.1	6,050,000	179,988
Fidelity National Information Services, Inc.	5,583,600	152,935
Xilinx, Inc.	5,000,000	144,900
Lender Processing Services, Inc.	3,807,500	112,397
Visa Inc., Class A	1,520,269	106,997
Tyco Electronics Ltd.	2,915,000	103,191
Linear Technology Corp.	1,860,000	64,337
Cisco Systems, Inc.1	2,343,500	47,409
ASML Holding NV	1,219,568	47,099
Automatic Data Processing, Inc.	900,000	41,652
KLA-Tencor Corp.	839,500	32,438
Intel Corp.	995,000	20,925
		6,841,522

ENERGY — 12.16%
Suncor Energy Inc.	28,702,829	1,105,043
Occidental Petroleum Corp.	5,004,244	490,916
ConocoPhillips	6,000,000	408,600
Chevron Corp.	3,997,763	364,796
FMC Technologies, Inc.1	4,000,000	355,640
Baker Hughes Inc.	6,000,000	343,020
Tenaris SA (ADR)	6,640,000	325,227
Royal Dutch Shell PLC, Class A (ADR)	3,500,000	233,730
Royal Dutch Shell PLC, Class B (ADR)	750,000	50,002
Schlumberger Ltd.	2,948,500	246,200
Crescent Point Energy Corp.	5,454,200	242,403
Acergy SA	9,520,000	233,307
Hess Corp.	3,000,000	229,620
Denbury Resources Inc.1	11,146,500	212,787
Murphy Oil Corp.	2,740,000	204,267
CONSOL Energy Inc.	3,700,000	180,338
Concho Resources Inc.1	1,865,000	163,505
Imperial Oil Ltd.	3,608,739	147,282
Cenovus Energy Inc.	4,000,000	133,883
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	2,710,000	102,546
TOTAL SA	1,850,000	98,021
Oceaneering International, Inc.1	1,224,882	90,188
Apache Corp.	460,300	54,882
Noble Energy, Inc.	500,000	43,040
		6,059,243

FINANCIALS — 11.86%
JPMorgan Chase & Co.	14,515,000	615,726
Wells Fargo & Co.	18,046,200	559,252
U.S. Bancorp	19,847,000	535,273
Citigroup Inc.1	92,600,000	437,998
ACE Ltd.	5,700,000	354,825
Bank of America Corp.	24,500,000	326,830
Marsh & McLennan Companies, Inc.	11,060,000	302,380
Aon Corp.	4,860,000	223,609
American Express Co.	5,100,000	218,892
SunTrust Banks, Inc.	7,198,238	212,420
Industrial and Commercial Bank of China Ltd., Class H	274,720,050	204,640
Moody’s Corp.	7,460,000	197,988
HCP, Inc.	5,349,600	196,812
Weyerhaeuser Co.	8,754,731	165,727
New York Community Bancorp, Inc.	8,190,000	154,381
AMP Ltd.	26,255,567	142,059
Jefferies Group, Inc.	5,000,000	133,150
XL Group PLC	6,000,000	130,920
HSBC Holdings PLC (ADR)	2,000,000	102,080
Cincinnati Financial Corp.	3,000,000	95,070
United Overseas Bank Ltd.	6,703,043	95,060
Travelers Companies, Inc.	1,500,000	83,565
Goldman Sachs Group, Inc.	485,000	81,558
Agricultural Bank of China, Class H1	138,210,000	69,347
Bank of New York Mellon Corp.	2,048,400	61,862
CapitalSource Inc.	6,860,954	48,713
Synovus Financial Corp.	17,400,000	45,936
Berkshire Hathaway Inc., Class A1	295	35,533
Singapore Exchange Ltd.	4,293,000	28,166
People’s United Financial, Inc.	2,000,000	28,020
Hospitality Properties Trust	1,000,000	23,040
		5,910,832

INDUSTRIALS — 11.76%
Union Pacific Corp.	6,350,000	588,391
Schneider Electric SA	3,242,272	485,257
Deere & Co.	5,000,000	415,250
Lockheed Martin Corp.	5,598,200	391,370
Parker Hannifin Corp.	4,500,000	388,350
General Electric Co.	19,650,000	359,398
Boeing Co.	4,200,000	274,092
Northrop Grumman Corp.	3,966,243	256,933
Waste Management, Inc.	5,400,000	199,098
Tyco International Ltd.	4,740,000	196,426
Joy Global Inc.	2,238,638	194,202
Vallourec SA	1,847,740	194,074
Ingersoll-Rand PLC	4,067,592	191,543
European Aeronautic Defence and Space Co. EADS NV1	8,000,000	186,441
United Technologies Corp.	2,305,000	181,450
Fastenal Co.	2,600,500	155,796
Honeywell International Inc.	2,800,000	148,848
Precision Castparts Corp.	1,000,000	139,210
United Parcel Service, Inc., Class B	1,500,000	108,870
Rockwell Automation	1,500,000	107,565
MTU Aero Engines Holding AG	1,475,220	99,769
Caterpillar Inc.	1,000,000	93,660
CSX Corp.	1,415,000	91,423
General Dynamics Corp.	1,145,800	81,306
Stericycle, Inc.1	1,000,000	80,920
Grafton Group PLC, units2	15,037,000	69,324
DCC PLC	2,000,000	63,073
Ryanair Holdings PLC (ADR)	2,000,000	61,520
PACCAR Inc	1,000,000	57,420
		5,860,979

HEALTH CARE — 11.42%
Merck & Co., Inc.	43,700,000	1,574,948
Bristol-Myers Squibb Co.	24,600,000	651,408
Roche Holding AG	3,600,000	527,487
Eli Lilly and Co.	13,535,000	474,266
Baxter International Inc.	7,575,000	383,447
Pfizer Inc	19,620,000	343,546
Novartis AG	4,575,025	268,875
Medtronic, Inc.	7,000,000	259,630
Shire Ltd. (ADR)	2,400,000	173,712
Johnson & Johnson	1,750,000	108,238
Cardinal Health, Inc.	2,725,000	104,395
Stryker Corp.	1,900,000	102,030
Gilead Sciences, Inc.1	2,600,000	94,224
St. Jude Medical, Inc.1	2,200,000	94,050
Hospira, Inc.1	1,644,143	91,562
Laboratory Corporation of America Holdings1	900,000	79,128
Aetna Inc.	2,310,000	70,478
Novo Nordisk A/S, Class B	601,500	67,827
CSL Ltd.	1,740,000	64,584
Medco Health Solutions, Inc.1	926,000	56,736
AstraZeneca PLC (United Kingdom)	1,200,000	54,668
Boston Scientific Corp.1	5,521,523	41,798
		5,687,037

CONSUMER DISCRETIONARY — 11.32%
Home Depot, Inc.	33,178,000	1,163,221
McDonald’s Corp.	8,367,600	642,297
Walt Disney Co.	10,500,000	393,855
Amazon.com, Inc.1	2,037,000	366,660
Virgin Media Inc.	13,385,000	364,607
Comcast Corp., Class A	15,315,000	336,471
Starbucks Corp.	10,000,000	321,300
Time Warner Inc.	8,000,000	257,360
Time Warner Cable Inc.	3,000,000	198,090
Intercontinental Hotels Group PLC	9,110,000	176,548
Industria de Diseño Textil, SA	2,200,000	164,720
Johnson Controls, Inc.	4,300,000	164,260
Lowe’s Companies, Inc.	5,630,000	141,200
Marriott International, Inc., Class A	3,352,545	139,265
Macy’s, Inc.	5,500,000	139,150
Shaw Communications Inc., Class B, nonvoting	6,000,000	128,280
Vivendi SA	4,500,000	121,470
Strayer Education, Inc.2	760,000	115,687
McGraw-Hill Companies, Inc.	2,650,000	96,487
Chipotle Mexican Grill, Inc.1	379,832	80,775
Penn National Gaming, Inc.1	1,763,000	61,970
Weight Watchers International, Inc.	1,070,000	40,114
CarMax, Inc.1	875,000	27,895
		5,641,682

MATERIALS — 7.64%
Syngenta AG	2,102,000	614,863
Dow Chemical Co.	15,514,500	529,665
Potash Corp. of Saskatchewan Inc.	2,000,000	309,660
Rio Tinto PLC	4,000,000	279,796
Cliffs Natural Resources Inc.	3,200,000	249,632
E.I. du Pont de Nemours and Co.	5,000,000	249,400
Mosaic Co.	3,230,281	246,664
FMC Corp.	2,699,000	215,623
PPG Industries, Inc.	2,166,649	182,150
Newmont Mining Corp.	2,500,000	153,575
CRH PLC	6,454,299	133,686
Ecolab Inc.	2,500,000	126,050
Praxair, Inc.	1,110,000	105,972
Sigma-Aldrich Corp.	1,430,000	95,181
Alcoa Inc.	6,000,000	92,340
MeadWestvaco Corp.	3,350,000	87,636
Nucor Corp.	1,500,000	65,730
Steel Dynamics, Inc.	2,900,000	53,070
Monsanto Co.	200,000	13,928
		3,804,621

CONSUMER STAPLES — 5.55%
Philip Morris International Inc.	7,835,000	458,583
Altria Group, Inc.	14,175,100	348,991
Procter & Gamble Co.	4,370,000	281,122
CVS/Caremark Corp.	7,705,000	267,903
Costco Wholesale Corp.	3,530,000	254,901
PepsiCo, Inc.	3,720,000	243,028
Unilever NV, depository receipts	4,290,000	133,572
H.J. Heinz Co.	2,500,000	123,650
British American Tobacco PLC	3,150,000	120,986
Diageo PLC	6,500,000	120,090
Coca-Cola Amatil Ltd.	9,803,397	108,892
Colgate-Palmolive Co.	1,300,000	104,481
Tingyi (Cayman Islands) Holding Corp.	27,045,000	69,241
Avon Products, Inc.	1,600,000	46,496
Kraft Foods Inc., Class A	1,350,000	42,538
C&C Group PLC	8,948,312	40,453
		2,764,927

UTILITIES — 3.19%
PG&E Corp.	4,550,000	217,672
GDF SUEZ	5,976,000	214,417
Edison International	5,250,000	202,650
American Water Works Co., Inc.	5,600,000	141,624
Exelon Corp.	3,370,200	140,335
PPL Corp.	4,241,601	111,639
National Grid PLC	11,650,000	100,444
NV Energy, Inc.	7,000,000	98,350
Dominion Resources, Inc.	2,000,000	85,440
Electricité de France SA	1,761,147	72,238
Duke Energy Corp.	3,500,000	62,335
NextEra Energy, Inc.	1,050,000	54,589
SUEZ Environnement Co.	2,500,000	51,615
Xcel Energy Inc.	1,500,000	35,325
		1,588,673

TELECOMMUNICATION SERVICES — 2.57%
Verizon Communications Inc.	19,025,000	680,714
Portugal Telecom, SGPS, SA	13,560,000	151,848
Vodafone Group PLC	44,500,000	115,032
SOFTBANK CORP.	3,045,800	105,453
China Telecom Corp. Ltd., Class H	185,180,000	96,964
AT&T Inc.	3,000,000	88,140
Telekom Austria AG, non-registered shares	2,214,711	31,134
Frontier Communications Corp., Class B	1,200,199	11,678
		1,280,963

MISCELLANEOUS — 2.66%
Other common stocks in initial period of acquisition		1,322,590

Total common stocks (cost: $36,783,821,000)		46,763,069

	Principal amount
Convertible securities — 0.04%	(000)

INDUSTRIALS — 0.04%
United Continental Holdings, Inc. 4.50% convertible debentures 2015	$12,275	18,029

Total convertible securities (cost: $12,275,000)		18,029

Bonds & notes — 0.01%

MORTGAGE-BACKED OBLIGATIONS3 — 0.01%
ChaseFlex Trust, Series 2007-2, Class A-1, 0.541% 20374	8,972	6,225

Total bonds & notes (cost: $6,113,000)		6,225

	Principal amount	Value
Short-term securities — 6.17%	(000)	(000)

U.S. Treasury Bills 0.133%–0.172% due 2/10–6/9/2011	$687,500	$687,210
Coca-Cola Co. 0.20%–0.25% due 1/5–4/4/20115	434,600	434,473
Fannie Mae 0.18%–0.31% due 2/1–4/25/2011	388,500	388,372
Jupiter Securitization Co., LLC 0.20%–0.27% due 1/19–3/15/20115	221,200	221,121
JPMorgan Chase & Co. 0.22% due 2/22/2011	150,000	149,932
Freddie Mac 0.17%–0.21% due 1/31–4/20/2011	224,500	224,423
Bank of America Corp. 0.26%–0.28% due 1/6–1/24/2011	214,500	214,478
Google, Inc. 0.18%–0.20% due 2/3–3/23/20115	171,600	171,528
General Electric Capital Services, Inc. 0.21% due 2/11/2011	74,500	74,482
General Electric Capital Corp. 0.15% due 1/3/2011	58,300	58,299
Procter & Gamble Co. 0.22%–0.23% due 2/8–2/16/20115	96,935	96,912
NetJets Inc. 0.18% due 2/2/20115	80,000	79,987
Federal Home Loan Bank 0.16%–0.165% due 2/1–2/4/2011	70,500	70,488
Walt Disney Co. 0.17% due 2/17/20115	60,000	59,986
Straight-A Funding LLC 0.25% due 3/1/20115	50,000	49,978
Private Export Funding Corp. 0.24% due 2/9/20115	45,000	44,989
Johnson & Johnson 0.23% due 4/5/20115	34,816	34,798
Variable Funding Capital Company LLC 0.27% due 1/14/20115	11,000	10,999

Total short-term securities (cost: $3,072,391,000)		3,072,455

Total investment securities (cost: $39,874,600,000)		49,859,778
Other assets less liabilities		(39,220)

Net assets		$49,820,558

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Represents an affiliated company as defined under the Investment Company Act of 1940.
3Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4Coupon rate may change periodically.
5Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,204,771,000, which represented 2.42% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-910-0211O-S25555

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
American Funds Fundamental Investors – Fundamental Investors:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Funds Fundamental Investors – Fundamental Investors (the “Fund”) as of December 31, 2010, and for the year then ended and have issued our report thereon dated February 8, 2011, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2010, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 8, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS FUNDAMENTAL INVESTORS

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: February 28, 2011

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: February 28, 2011